UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
November 21, 2006
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (IRS Employer ID Number)

4601 College Boulevard, Suite 300
Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (913) 327-4200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
     The information in this Current Report, including without limitation Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
     On November 21, 2006, Euronet Worldwide, Inc. (“Euronet”) will hold a conference call to discuss the agreement to acquire 100% of issued and outstanding common stock of Ria Envia, Inc., a New York corporation, for $380 million in cash, $110 million in Euronet stock and certain contingent value and stock appreciation rights. A slide presentation to be made on that conference call is attached hereto as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits
           Exhibit 99.1 — Slide Presentation for Euronet Worldwide, Inc. Conference Call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.
By:	/S/ Rick L. Weller
Rick L. Weller
Chief Financial Officer

Date: November 21, 2006

3